UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2026

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9753 Katy Freeway, Suite 700
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)

On June 22, 2026, Comfort Systems USA, Inc. (the “Company”) announced that Craig Sasser will transition from his current role as the Company’s Regional Vice President – Atlantic Region to the role of Company Chief Operating Officer, effective July 1, 2026. In connection with his appointment as Chief Operating Officer, Mr. Sasser will be entitled to receive an annual base salary equal to $600,000 and will have a target bonus opportunity equal to 90% of his base salary. In addition, Mr. Sasser will receive a long-term incentive award, consisting of time-vesting restricted stock units and performance-vesting restricted stock units, with a grant date value equal to 200% of his base salary and will participate in the Company’s Executive Severance Policy on the terms specified therein.

Mr. Sasser, age 65, has served as a Regional Vice President for the Company since he joined in September 2018 and has held responsibility for both the North and Atlantic regions. Prior to joining the Company, Mr. Sasser spent 34 years with a major MEP company where he started his career in project management and ultimately led the Mid-Atlantic region. Mr. Sasser earned a Bachelor of Science degree in Construction Management from Purdue University and completed the MCAA Advanced Leadership Institute at Babson College. There are no other changes to Mr. Sasser’s relationship with the Company.

ITEM 7.01 Regulation FD Disclosure.

On June 22, 2026, the Company issued a press release announcing Mr. Sasser, Mr. Blair and Mr. McKenna’s transitions within the Company. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description
99.1	Press Release of Comfort Systems USA, Inc., dated June 22, 2026, announcing leadership transitions and appointments.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

By:	/s/ Rachel R. Eslicker
Rachel R. Eslicker
Senior Vice President and General Counsel

Date:  June 22, 2026